SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
CCFNB BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notice of 2009
Annual Meeting
of Stockholders
and Proxy Statement

PLEASE COMPLETE, SIGN, DATE AND RETURN
YOUR PROXY PROMPTLY
Tuesday, May 19, 2009
10:00 A.M.
First Columbia Bank & Trust Co.
Located at 992 Central Road,
The Former State Farm Building,
Across From The Inn at Turkey Hill
Bloomsburg, Pennsylvania

March 30, 2009
Dear CCFNB Stockholder:
You are cordially invited to join us at the 2009 Annual Meeting of Stockholders of CCFNB Bancorp, Inc. (the “Corporation”) at First Columbia Bank & Trust Co.’s new Operations facility located at 992 Central Road, Bloomsburg, Pennsylvania, the former State Farm Building, on Tuesday, May 19, 2009 at 10:00 A.M.
At this meeting, we will vote on the matters described in the Proxy Statement. We know that it is not practical for most stockholders to attend the Annual Meeting in person. In addition, annual meetings are not the most efficient way to communicate with our stockholders. Therefore, we encourage you to submit any questions you may have prior to the Annual Meeting to allow us time to gather information to adequately answer your questions at the meeting. We also encourage you to visit our website at www.firstcolumbiabank.com for up-to-the-moment news about the Corporation. As an alternative, you may call for current news releases via our facsimile on demand service at (570) 387-4454.
We enclose our Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and a proxy card. Please submit your proxy. Your vote is important.
We are pleased to take advantage of the Securities and Exchange Commission Rule allowing companies to furnish proxy materials to their stockholders by the Internet. We have mailed to our stockholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K by the Internet and how to vote online. The Notice of Internet Availability of Proxy Materials and the Proxy Statement also contain instructions on how you can receive a paper copy of the proxy materials.
The Notice of Internet Availability of Proxy Materials was mailed to our stockholders on or about March 30, 2009. The Proxy Statement is being made available to our stockholders on or about March 30, 2009.
Thank you for your support of CCFNB Bancorp, Inc.
Sincerely,
Lance O. Diehl
President & CEO

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:	May 19, 2009
TIME:	10:00 A.M.
PLACE:	First Columbia Bank & Trust Co. Located at 992 Central Road, The Former State Farm Building, Bloomsburg, PA
MATTERS TO BE VOTED UPON:
1.	Election of six Class 3 directors to hold office for a three-year term; and

2.	Any other matters that may properly come before the meeting.
YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF CLASS 3 DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.
Stockholders who are holders of record of the Common Stock at the close of business on March 20, 2009 will be entitled to vote at the meeting.
IF YOU PLAN TO ATTEND:
Please note that space limitations make it necessary to limit attendance to stockholders. If you wish to attend, please indicate your wish by checking the box that appears on the proxy card or when prompted when voting by Internet or telephone. Light refreshments will be served; however, lunch will not be provided.
It will be helpful to us if you will read the Proxy Statement and the voting instructions on the proxy card, and then vote by filling out, signing and dating the proxy card and returning it by mail in the postage pre-paid envelope. You may also vote by either Internet or telephone. If you attend the meeting, you may withdraw your proxy and vote in person.

LANCE O. DIEHL President & CEO	Bloomsburg, Pennsylvania March 30, 2009

•	Matter to be voted upon.

March 30, 2009
CCFNB BANCORP, INC.
PROXY STATEMENT
For the Annual Meeting of Stockholders to be held May 19, 2009
QUESTIONS AND ANSWERS
Q.	How do I obtain access to this Proxy Statement and the other proxy materials?

A.	We are making this Proxy Statement, the Notice of Annual Meeting of Stockholders, our Annual Report on Form 10-K and proxy card available to our stockholders by the Internet pursuant to rules recently adopted by the Securities and Exchange Commission. On or about March 30, 2009, we mailed to our stockholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement, the Notice of Annual Meeting of Stockholders and our Annual Report on Form 10-K by the Internet and how to vote online. As a result, you will not receive a printed copy of the proxy materials unless you request a copy. All stockholders will be able to access the proxy materials on a website referred to in the Notice and in this Proxy Statement, and to request to receive a printed set of the proxy materials by mail or by e-mail, free of charge. If you would like to receive a printed set of the proxy materials by mail or e-mail, you should follow the instructions included in the Notice or on page 17 of this Proxy Statement under “Consent to Electronic Delivery of Proxy Materials.”
Q:	Who is soliciting my vote?

A:	The board of directors of CCFNB Bancorp, Inc. is soliciting your vote at the 2009 annual meeting of its stockholders.

Q:	What am I voting on?

A:	One proposal. The item number below refers to the item number on the proxy card.
Item 1. Election of six Class 3 directors
Q:	Who can vote?

A:	All stockholders of record at the close of business on March 20, 2009 are entitled to vote. Holders of the Corporation’s Common Stock are entitled to one vote per share. Fractional shares, such as those in the dividend reinvestment plan, may not be voted.

Q:	How do I vote for directors?

A:	Each share is entitled to cast one vote for each nominee. For example, if you can vote 100 shares, you can cast up to 100 votes for each nominee for director.

Q:	How many votes are required to elect directors?

A:	Directors are elected by a plurality of the votes cast. The six candidates receiving the highest number of votes will be elected.

Q:	Who can attend the meeting?

A:	All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Please indicate your wish to attend when voting. Everyone must check in at the registration desk at the meeting. Light refreshments will be served; however, lunch will not be provided.

Q:	How do I vote?

A:	Complete, date, sign and mail the proxy card in the enclosed postage pre-paid envelope unless other voting opportunities are made available through your broker. Internet and telephone voting are also available. Instructions are provided on the proxy card and in the Notice of Internet Availability of Proxy Materials. By voting, you will authorize the individuals named on the proxy card, referred to as the proxies, to vote your shares according to your instructions.

Q:	What happens if I do not indicate my preference for one of the items?

A:	If you do not indicate how you wish to vote for one or more of the nominees for director, the proxies will vote FOR election of all the nominees for Director (Item 1). If you “withhold” your vote for any of the nominees, this will be counted as a vote AGAINST that nominee.

Q:	What if I vote and then change my mind?

A:	You can revoke your proxy by writing to us, by submitting another properly signed proxy card with a more recent date, by voting again via telephone or Internet voting options, or by attending the meeting and casting your vote in person. If your shares are held in street name through a broker, any changes need to be made through them. Your last vote will be the vote that is counted.

Q:	How many votes must be present to hold the meeting?

A:	As of the record date, March 20, 2009, the Corporation had 2,253,959 shares of Common Stock outstanding. The holders of Common Stock have the right to cast a total of 2,253,959 votes. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast constitutes a quorum for adopting the proposals at the meeting. If you have properly designated the proxies and indicated your voting preferences by mail, Internet or telephone, you will be considered part of the quorum, and the proxies will vote your shares as you have instructed them. If a broker holding your shares in “street” name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

Q:	Does any single stockholder control as much as 5% of our shares of Common Stock?

A:	No.

Q:	Is my vote confidential?

A:	Yes. Proxy cards, ballots and voting tabulations that identify individual stockholders are kept confidential except in certain circumstances where it is important to protect the interests of the Corporation and its stockholders. Generally, only the judges of election and the employees of American Stock Transfer & Trust Company processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy card unless you ask that your name be disclosed to management.

Q:	How are my votes counted?

A:	You may either vote for or withhold authority to vote for each nominee for the board. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will be counted as a vote “Against” that nominee.

Q:	Who will count the votes?

A:	Employees of American Stock Transfer & Trust Company will tabulate the votes prior to the meeting, and the judges of election will tabulate all votes cast at the annual meeting as well as those votes previously tabulated by American Stock Transfer.

Q:	What shares are included in the proxy card?

A:	The shares listed on your card sent by the Corporation represent all the shares of Common Stock held in your name (as distinguished from those held in “street” name), including those held in the dividend reinvestment plan. You will receive a separate card or cards from your broker if you hold shares in “street” name.

Q:	What does it mean if I get more than one proxy card?

A:	It indicates that your shares are held in more than one account, such as two brokerage accounts and registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449.

Q:	What happens if the meeting is postponed or adjourned?

A.	Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Q:	How much did this proxy solicitation cost?

A:	The Corporation has retained American Stock Transfer & Trust Company to solicit and tabulate proxies from stockholders at an estimated fee of $1,250.00, plus expenses. (Note that this fee does not include the costs of printing and mailing the proxy statements.) Some of the officers and other employees of the Corporation also may solicit proxies personally, by telephone and by mail. The Corporation will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.

Q:	Whom can I call with any questions?

A:	You may call American Stock Transfer & Trust Company at 1-800-937-5449 or visit their website: http://www.amstock.com.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
Our Proxy Statement, Notice of Annual Meeting of Stockholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available at www.firstcolumbiabank.com.

CORPORATE GOVERNANCE
NOMINATION PROCESS
All the independent members of our Board of Directors act as our nomination committee. Mr. Diehl does not participate in this function. All of the other directors meet the independence standards as set forth in Rule 4200(a)(15) of the listing standards for The NASDAQ Stock Market. The principal duties of the nomination committee are:
•	Evaluation and selection of nominees for the Board of Directors;

•	Consideration of qualifications for committee membership;

•	Recommendations for revisions to our Code of Conduct and Ethics; and

•	Evaluation of the Board of Directors and its committees.
Whenever a stockholder nominates a person for director or a vacancy occurs, the nomination committee uses the following criteria in making a decision:
•	Backgrounds and experiences of current directors;

•	Specific knowledge and experience of a candidate;

•	Specific knowledge-based need, for example, need for a director with knowledge of the commercial real estate industry;

•	Diversified geographies in which our directors live and work;

•	Number of Board seats — we want an odd number of seats;

•	Whether a candidate has the time available to fully participate in the responsibilities of the Board and its committees; and

•	Whether a candidate holds at least $1,000 in market value of our common stock.
The nomination committee tries to reach a unanimous consensus on a nominee for director.
If a stockholder desires to nominate a person for director, the stockholder must comply with our bylaws and mail the required information for the candidate to CCFNB Bancorp, Inc. c/o Nomination Committee, 232 East Street, Bloomsburg, PA 17815. The nomination committee has not adopted a written charter.
CODE OF CONDUCT AND ETHICS
Our Board has adopted a Code of Conduct and Ethics governing the principal executive officers of the Corporation, its subsidiary, First Columbia Bank & Trust Co., the bank and all indirect subsidiaries. This Code of Conduct and Ethics governs the activities of not only our principal executive officers, but also our employees, agents and representatives and establishes guidelines for professional conduct in the workplace. Pursuant to the Sarbanes-Oxley Act of 2002, this Code of Conduct and Ethics contains a provision for a person to report an actual or apparent violation of this code as well as a complaint regarding our accounting or auditing matters to the Audit Committee without fear of dismissal or retaliation of any kind. All reports or complaints under this Whistleblower provision are also kept in confidence. The Code of Conduct and Ethics is available on our website at www.firstcolumbiabank.com.
HOW TO CONTACT OUR DIRECTORS
Stockholders who are interested in communicating with any of our directors can do so by writing a letter addressed to that director, c/o CCFNB Bancorp, Inc., 232 East Street, Bloomsburg, PA 17815.

STOCK OWNERSHIP
STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS
This table indicates the number of shares of Common Stock beneficially owned by each executive officer, incumbent director and nominee, and by all of the Corporation’s executive officers, incumbent directors and nominees as a group, as of December 31, 2008. The aggregate number of shares owned by all directors, nominees and executive officers is 4.8%. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

Name of Individual	Amount and Nature of
of Identity of Group	Beneficial Ownership(1)	Percent of Class
Jeffrey T. Arnold	10	—
Robert M. Brewington, Jr.	10,507(2)	—
Edward L. Campbell	8,614(3)	—
Lance O. Diehl	1,478(4)	—
Robert W. Dillon	4,195(5)	—
Frank D. Gehrig	4,772(6)	—
William F. Gittler, Jr.	5,504	—
Glenn E. Halterman	5,000	—
Elwood R. Harding, Jr.	15,789(7)	—
Joanne I. Keenan	864	—
Willard H. Kile, Jr.	8,551	—
W. Bruce McMichael, Jr.	1,629	—
Mary Ann B. Naugle	720	—
Paul K. Page	956	—
Andrew B. Pruden	179	—
Charles B. Pursel	21,274(8)	—
Paul E. Reichart	10,272(9)	—
Steven H. Shannon	7,272	—
Edwin A. Wenner	325	—
All Executive Officers and Directors as a group, 19 persons in total)	107,911	4.8%

(1)	Includes shares held (a) directly and (b) jointly with a spouse, except as otherwise indicated.

(2)	Includes 381 shares held by Mr. Brewington’s spouse.

(3)	Includes 206 shares held by Mr. Campbell’s spouse.

(4)	Includes 71 shares held by Mr. Diehl’s spouse.

(5)	Includes 4,105 shares held by Dillon Floral Corporation, of which Mr. Dillon is the President and majority stockholder.

(6)	Includes 2,068 shares held by Mr. Gehrig’s spouse.

(7)	Includes 13,867 shares held by Mr. Harding’s spouse.

(8)	Includes 9,108 shares held by Mr. Pursel’s deceased spouse’s estate.

(9)	Includes 1,392 shares held by Mr. Reichart’s spouse.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Executive officers and directors and “beneficial owners” of more than ten percent of the Common Stock must file initial reports of ownership and reports of changes in ownership with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934.
We have reviewed the reports and written representations from the named executive officers and directors. The Corporation believes that all filing requirements were met during 2008 with one exception. The report of initial ownership filed for Mr. Pursel on July 21, 2008 omitted 600 shares of CCFNB Bancorp, Inc. stock Mr. Pursel beneficially owns through the First Columbia Bank & Trust Co. Trust Department. An amended Form 3 was filed on January 23, 2009 when the error was discovered.

BOARD OF DIRECTORS
THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THEIR MEMBERSHIP ON BOARD OF DIRECTORS’ COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.
ELECTION OF DIRECTORS
Item 1 on Proxy Card
The Corporation has sixteen directors divided into three classes: four directors are in Class 1; six directors are in Class 2; and six directors are in Class 3. Each director holds office for a three-year term. The terms of the classes are staggered, so that the term of office of one class expires each year.
At this meeting, the stockholders will elect six Class 3 directors. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the following six nominees for Class 3 director. All of the nominees are recommended by the Board of Directors:
Edward L. Campbell
Robert W. Dillon
Frank D. Gehrig
Elwood R. Harding, Jr.
Mary Ann Naugle
Andrew B. Pruden
All nominees have consented to serve as directors. The Board of Directors has no reason to believe that any of the nominees would be unable to act as a director. However, if any director is unable to stand for election, the Board of Directors, in its sole discretion, may designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.
The following information includes the age of each nominee and current director as of the date of the meeting. All directors of the Corporation are also directors of the bank. For former directors of Columbia Financial Corporation, service includes service as a director of Columbia Financial Corporation prior to the July 18, 2008 effective date of the merger.
Class 1 Directors Whose Term Expires In 2011
ROBERT M. BREWINGTON, JR., 58
Director since 1996. Owner of Sutliff Motors and Brewington Transportation and a part owner of J&B Honda (sales and service of cars and trucks; school bus contractor, sales of motorcycles and ATVs). Mr. Brewington is the brother of Sally Tucker, one of the bank’s Marketing Officers.

WILLIAM F. GITTLER, JR., 63 Director since 1995. CEO/Chairman, Catawissa Lumber & Specialty Co., Inc.

WILLARD H. KILE, JR., D.M.D., 54
Director since 2000. Partner of Kile & Robinson LLC (dentists); Partner of Kile & Kile Real Estate. Mr. Kile is a first cousin to Lance O. Diehl, President and Chief Executive Officer.

STEVEN H. SHANNON, 46 Director since 2000. Owner/President, Steve Shannon Tire Company, Inc.

Class 2 Directors Whose Term Expires In 2010
LANCE O. DIEHL, 43
Director since 2003. President and Chief Executive Officer of the Corporation and the bank. Former Executive Vice President of Branch Operations and Marketing of the bank. Mr. Diehl is a first cousin to Mr. Kile, a director.

GLENN E. HALTERMAN, 62 Director since 1984. Chairman of the Corporation and the bank. Vice President of Finance, Fabtex Inc., Interim CEO, First Columbia Bank from January 1, 2004 to March 2005.

JOANNE I. KEENAN, 56 Director since 1991. President, Main Street Interiors & Design, Inc.

W. BRUCE MCMICHAEL, JR., 49 Director since 2006. Licensed Funeral Director; President, McMichael Funeral Home, Inc., Benton, PA.

CHARLES B. PURSEL, 71 Director since 1973. Attorney at Law, of Counsel — Derr, Pursel, Luschas & Norton

PAUL E. REICHART, 71
Director since 1983. Vice Chairman of the Corporation and the bank. Former Chairman, President and Chief Executive Officer of the Corporation and the former Columbia County Farmers National Bank.
Class 3 Directors Whose Term Expires In 2009 and Nominees For Class 3 Directors Whose Term Will Expire In 2012
EDWARD L. CAMPBELL, 70 Director since 1985. President of ELC Enterprises, Inc. and a partner of Heritage Acres, Evergreens.

ROBERT W. DILLON, 46 Director since 1996. President/CEO, Dillon Floral Corporation.

FRANK D. GEHRIG, 63 Director since 2004. Partner in Accounting Firm of Brewer and Company, Certified Public Accountants.

ELWOOD R. HARDING, JR., 62 Director since 1984. Attorney at law and President of Premier Real Estate Settlement Services, Inc. (title insurance).

MARY ANN B. NAUGLE, 62 Director since 2000. Retired, Naugle Lumber/Naugle Service Center.

ANDREW B. PRUDEN, 44 Director since 1995. Innkeeper/Owner, The Inn at Turkey Hill.

Meetings of the Board of Directors
During 2008, the Corporation’s Board of Directors held 22 meetings and the bank’s Board of Directors held 27 meetings. Additionally, the former Columbia County Farmers National Bank’s Board of Directors and the former Columbia Financial Corporation’s Board of Directors each held 14 meetings through July 18, 2008, the date of the mergers of Columbia Financial Corporation with CCFNB Bancorp, Inc. and Columbia County Farmers National Bank with First Columbia Bank & Trust Co. All of the Corporation’s directors attended 75% or more of all Board of Directors and Committee meetings of the Corporation and the bank during 2008.
Attendance at the Annual Meeting
The Corporation expects its directors to attend annual meetings of shareholders. Eight of nine directors were able to attend the CCFNB Bancorp, Inc. annual meeting held on May 15, 2008. All eight of the former Columbia Financial Corporation’s directors also attended the 2008 Annual Meeting of Shareholders.
COMMITTEES OF THE BOARD OF DIRECTORS OF THE CORPORATION
The Audit Committee of the Corporation is composed of the same members as the Audit Committee of the bank. See discussion under the caption: “Audit Committee Report”. The Audit Committee serves as the Qualified Legal Compliance Committee of the Corporation for purposes of Rule 205 of the SEC.
The Corporation has no other standing committees. The bank’s Executive Committee performs the functions for a compensation committee of the Corporation. The Executive Committee reviews the Corporation’s capital structure, stock position and earnings. In addition, the Executive Committee analyzes other management issues and periodically makes recommendations to the Board of Directors based on its findings. Long range planning responsibilities also fall under the duties of this committee.
DIRECTORS’ COMPENSATION

					Interest
					Earned on
					Deferred
					Director’s Fee
					Plans and
	Fees	Stock	Option	Non-Equity	Nonqualified
	Earned	Awards	Awards	Incentive Plan	Deferred	All Other
	Or Paid in	($)	($)	Compensation	Compensation	Compensation	Total
Name	Cash ($)	(1)	(2)	($) (3)	Earnings ($)	($) (7)	($)
Robert M. Brewington, Jr.	14,900	0	0	0	3,365 (4)	N/A	18,265
Edward L. Campbell	16,075	0	0	0	0	N/A	16,075
Robert W. Dillon	7,600	0	0	0	0	N/A	7,600
Frank D. Gehrig	19,100	0	0	0	0	N/A	19,100
William F. Gittler, Jr.	7,300	0	0	0	0	N/A	7,300
Glenn E. Halterman	40,000	0	0	0	0	N/A	40,000

					Interest
					Earned on
					Deferred
					Director’s Fee
					Plans and
	Fees	Stock	Option	Non-Equity	Nonqualified
	Earned	Awards	Awards	Incentive Plan	Deferred	All Other
	Or Paid in	($)	($)	Compensation	Compensation	Compensation	Total
Name	Cash ($)	(1)	(2)	($) (3)	Earnings ($)	($) (7)	($)
Elwood R. Harding, Jr.	17,600	0	0	0	14,144 (5)	N/A	31,744
Joanne I. Keenan	7,600	0	0	0	0	N/A	7,600
Willard H. Kile, Jr.	19,100	0	0	0	4,019 (4)	N/A	23,119
W. Bruce McMichael, Jr.	17,900	0	0	0	1,710 (4)	N/A	19,610
Mary Ann B. Naugle	7,300	0	0	0	0	N/A	7,300
Andrew B. Pruden	8,200	0	0	0	0	N/A	8,200
Charles B. Pursel	7,600	0	0	0	0	N/A	7,600
Paul E. Reichart	29,267	0	0	0	22,500 (6)	N/A	51,767
Steven H. Shannon	7,000	0	0	0	0	N/A	7,000

(1)	No Stock Awards were given by the Corporation in 2008.

(2)	No Option Awards were given by the Corporation in 2008.

(3)	No Non-Equity Incentive Plan Compensation was paid to Directors in 2008.

(4)	Represents interest earned on deferred director’s fees. See “Deferred Compensation Agreement for Directors” for more information.

(5)	Represents interest earned on two Nonqualified Deferred Compensation Plans. See “Deferred Compensation Agreements for Directors” for more information.

(6)	Represents amount paid pursuant to non-qualified deferred compensation plan. See “Deferred Compensation Agreements for Directors” for more information.

(7)	No director received more than $10,000 in “All Other Compensation”.
Lance O. Diehl, President and Chief Executive Officer, is also a Director. Refer to the Summary Compensation Table on page 12 for fees paid to Mr. Diehl in his capacity as a Director.
Fees
Directors of the Bank received $500 for each meeting of the Board of Directors and $300 for each committee meeting, except Loan/Credit Committee. The Directors on the Loan/Credit Committee may meet several times throughout the month but only receive compensation for one meeting per month. The Chairman of the Board receives $2,500 per month. A special director’s fee was paid to Mr. Halterman in the amount of $25,000 in 2008 in recognition of his extraordinary commitment of time and effort in facilitating the mergers of the Corporation with Columbia Financial Corporation and the bank with Columbia County Farmers National Bank and the post-merger integration of personnel, operations and systems.
Deferred Compensation Agreements for Directors
In 1992, the bank’s predecessor, Columbia County Farmers National Bank, entered into a non-qualified deferred compensation plan agreement with Paul E. Reichart, then serving as the Corporation’s and the bank’s President and Chief Executive Officer and currently serving as Vice Chairman of the Board. Under the Agreement, if Mr. Reichart served as an officer of the bank until he attained 65 years of age, the bank would pay him 120 consecutive monthly payments commencing on the first day of the month following his 65th birthday. Monthly payments under the agreement in the amount of $1,875 each began in February, 2003. Mr. Reichart received $22,500 in 2008 from this deferred compensation arrangement reported in the Directors Compensation table above.

In 1990 and again in 1994, the bank’s predecessor, Columbia County Farmers National Bank, entered into two non-qualified deferred fee agreements with Elwood R. Harding, Jr., to establish for him separate non-qualified deferred compensation plans. Each of these plans was limited to a four-year fee deferral period. Interest accrued on the cumulative balances of the plans in 2008 at the rate of 8% per annum, resulting in interest earnings accrued of $14,144 reported in the Directors’ Compensation table above. The plans provided for a payout to Mr. Harding at age 65. In 2008, Mr. Harding requested and the bank agreed to amend the plans to provide for an early payout on January 2, 2009 of the aggregate accrued balance under the plans on December 31, 2008 of $190,834. The bank had purchased life insurance policies (designating the bank as beneficiary) on the life of Mr. Harding intended to fund the bank’s obligations and related costs under the plans. As of December 31, 2008, the net cash surrender value of these insurance policies was $239,800.
Directors have the option of receiving or deferring their directors’ fees under a director’s deferred fee plan established in 2003 which allows a participating director to defer all or a portion of such fees until the year following the expiration of the director’s term. Each year, the director has the option of participating for that year. Payments are then made over specified terms under these arrangements for up to a ten-year period. Interest is to accrue on these deferred fees at a five-year certificate of deposit rate, which was 4.62% in 2008. The current certificate of deposit rate will reset in January 2013. Three directors, Robert M. Brewington, Jr., Willard H. Kile, Jr. and W. Bruce McMichael, Jr. have elected to participate in this program. At December 31, 2008, the accrued balance for Mr. Brewington was $85,042; for Mr. Kile was $99,585; and for Mr. McMichael was $47,645. The amount of interest earned and accrued in 2008 for each such participant is reported in the Directors’ Compensation table above.
On January 1, 2009, a new director’s deferred fee plan was implemented. Each year, a participating director has the option of participating for that year. Payments are then made over specified terms under these arrangements up to a ten-year period. Interest is to accrue on these deferred fees at a five-year certificate of deposit rate, which is 4% for 2009. The current certificate of deposit rate will reset in January 2014. Two directors, Robert M. Brewington, Jr. and Willard H. Kile, Jr., have elected to participate in this program.
EXECUTIVE COMPENSATION
The bank has an Executive Committee, comprised of nine directors, which reviews human resource matters. The Executive Committee discusses and reviews evaluations of and compensation for all management positions within the bank.
Because all of our independent directors deem executive compensation to be very important to the overall development and performance of the Corporation, they sit as our Committee on Executive Compensation and are solely responsible for compensation decisions involving Messrs. Halterman, Diehl and Wenner. Mr. Diehl and Mr. Halterman do not participate in discussions and decisions concerning their own individual performance and compensation, but did participate in discussions and decisions regarding Mr. Wenner’s performance and compensation.
Over the past year, the Board, sitting as the Committee on Executive Compensation, met one time to discuss the performance of the executive officers in the previous year and to compare their performance with peers. Moreover, the Executive Committee met two times since the merger to discuss the performance of all the officers excluding the executive officers. Officer’s salaries were also compared with peer reports.
Annual compensation for our senior executives includes salary, bonus and the bank’s contribution to the executive’s 401K profit sharing plan. This is similar to the compensation programs for most of our peer group banking companies.

We considered Messrs. Diehl’s and Wenner’s pay and annual bonus appropriate because of their roles in creating a culture of high performance with high integrity and in leading the Corporation to strong financial results in 2008:
•	Revenues increased 47.9% to $24,837,000

•	Earnings from continuing operations grew 16.3% to $3,078,000

•	Loans increased 98.2% to $320,068,000

•	Return on average total capital was 6.91%
In addition, we considered Messrs. Diehl’s and Wenner’s leadership in meeting the operational and strategic goals established for the bank in the beginning of 2008.
The following table sets forth information for the year ended December 31, 2008, concerning the compensation of the Company’s principal executive officer and the one other executive officer whose total compensation was $100,000 (the “Named Executive Officers”).
2008 SUMMARY COMPENSATION TABLE

								Change in
							Non-Stock	Nonqual-
							Incentive	ified
							Plan	Deferred
Name and					Stock	Option	Compen-	Comp.	All Other
Principal					Awards ($)	Awards ($)	sation ($)	Plans ($)	Compensa-
Position	Year	Salary ($)	Bonus ($)		(9)	(10)	(11)	(12)	tion ($)		Total ($)
Lance O. Diehl, President & Chief	2008	152,885	41,000	(1)	0	0	0	25,017	38,364	(2)	257,266
Executive Officer	2007	150,000	30,400	(3)	0	0	0	23,127	36,476	(4)	240,003
Edwin A. Wenner, Chief Operating	2008	127,404	30,000	(5)	0	0	0	52,517	20,293	(6)	230,214
Officer	2007	125,000	24,600	(7)	0	0	0	48,554	19,867	(8)	218,021

(1)	Includes a $6,000 cash bonus representing 4% of 2007 base salary awarded to all full time employees of the bank and paid in 2008, and a $35,000 discretionary bonus paid in 2008.

(2)	Includes $12,500 as the payment of directors’ fees; $6,167 representing the bank’s matching contribution to Mr. Diehl’s 401K plan; $13,076 as car expense; $738 as cellphone expense; $1,459 as cafeteria plan benefits; $748 as term life insurance and bank-owned life insurance premium payments; $600 as a partial corporate membership in the Berwick Golf Club; and $3,076 for various meal and travel expenses.

(3)	Includes a $5,400 cash bonus representing 4% of 2006 base salary awarded to all full time employees of the bank and paid in 2007, and a $25,000 discretionary bonus paid in 2007.

(4)	Includes $12,500 as the payment of directors’ fees; $7,303 representing the bank’s matching contribution to Mr. Diehl’s 401K plan; $11,441 as car expense; $880 as cellphone expense; $1,477 as cafeteria plan benefits; $743 as term life insurance and bank-owned life insurance premium payments; $600 as a partial corporate membership in the Berwick Golf Club; and $1,532 for various meal and travel expense.

(5)	Includes a $5,000 cash bonus representing 4% of 2007 base salary awarded to all full time employees of the bank and paid in 2008, and a $25,000 discretionary bonus paid in 2008.

(6)	Includes $6,296 representing the bank’s matching contribution to Mr. Wenner’s 401K plan; $834 as cellphone expense; $7,614 as cafeteria plan benefits; $3,514 as term life insurance and bank-owned life insurance premium payments; $600 as a partial corporate membership in the Berwick Golf Club; and $1,435 for various meal and travel expenses.

(7)	Includes a $4,600 cash bonus representing 4% of 2006 base salary awarded to all full time employees of the bank and paid in 2007, and a $20,000 discretionary bonus.

(8)	Includes $5,984 representing the bank’s matching contribution to Mr. Wenner’s 401K plan; $877 as cellphone expense; $7,545 as cafeteria plan benefits; $3,450 as term life insurance and bank-owned life insurance premium payments; $600 as a partial corporate membership in the Berwick Golf Club; and $1,411 for various meal and travel expenses.

(9)	No Stock Awards were made by the Corporation in 2008.

(10)	No Option Awards were made by the Corporation in 2008.

(11)	No Non-stock Incentive Plan Compensation was paid by the Corporation in 2008.

(12)	Amounts reported are the increase in the aggregate balance under supplemental executive retirement plans described below under “Deferred Compensation Agreements.”
In November, 2007, in connection with the Agreement and Plan of Merger between the Corporation and Columbia Financial Corporation, the Corporation and the Bank entered into Employment Agreements with Mr. Diehl and Mr. Wenner. The terms of the Agreements are twenty-four months, commencing July 18, 2008, the effective date of the merger with Columbia Financial Corporation. The terms of each Executive’s employment shall be automatically extended for successive additional terms of one year each, unless the Executive or the Employers give written notice to the other on or before the first day of the fourth month prior to the Termination Date of the then current term of intention not to renew.
Under the terms and conditions of the Agreements, Mr. Diehl is entitled to receive an annual base salary of not less than $150,000 and Mr. Wenner of not less than $125,000. Increases in compensation will be determined in accordance with the annual performance evaluation by the Board of Directors. In December 2008 the Board of Directors approved annual base salaries for 2009 of $190,000 for Mr. Diehl and $140,000 for Mr. Wenner. An Executive may terminate his employment upon one hundred twenty (120) days written notice. In the event the Employment Agreement is terminated by the Employers without cause, or by the Executive for good reason, the Bank shall pay the Executive his then current Annual Base Salary (minus applicable taxes and withholdings) prorated through the date of termination, together with the dollar value of any accrued vacation and the amount of any unreimbursed business expenses as of the date of termination, plus an amount equal to one times the Executive’s Annual Base Salary (minus applicable taxes and withholdings), unless, in the case of Mr. Diehl, the termination occurs within twelve (12) months after the occurrence of a Change in Control, in which case the Employers shall pay to Mr. Diehl an amount equal to 2.99 times his Annual Base Salary (minus applicable taxes and withholdings). The Executive also will be entitled to the continuation of life insurance, health and dental plans and other employee benefits made available to and on a cost basis consistent with all employees of the Employers for one (1) year after termination, unless in the case of Mr. Diehl, such termination occurs within twelve (12) months after the occurrence of a Change in Control, in which event it shall be for three (3) years.
The Agreements also provide for a restrictive covenant prohibiting the Executive from competing with the Corporation for a period of two years, in the case of Mr. Diehl, and one year, in the case of Mr. Wenner, after termination of employment.
DEFERRED COMPENSATION AGREEMENTS
In 2003, the bank’s predecessor, Columbia County Farmers National Bank, entered into supplemental executive retirement plan agreements with Mr. Diehl and Mr. Wenner to provide supplemental retirement benefits commencing with retirement after having attained the normal retirement age of 60 specified in the agreements. The agreements provide for normal retirement benefits paid monthly over a 15 year period commencing the month following the executive’s 60th birthday, at a rate of $90,000 per year for Mr. Diehl and $50,000 per year for Mr. Wenner. If the executive’s employment is terminated before normal retirement age absent a change in control and other than by the bank for cause, the benefit payable to the executive will be the amount accrued in accordance with generally accepted accounting principles in the bank’s accounting records on the date of termination of employment. If the executive is employed by the Bank at the time of a change in control, the executive will automatically become entitled to the normal retirement benefit described above. If the executive would die before reaching normal retirement age, a death benefit would be paid to his beneficiary in the amount of $640,000 in the case of Mr. Diehl and $355,000 in the case of Mr. Wenner. The executive’s right to the benefits provided under the Agreement is subject to the following vesting schedules:

For Mr. Diehl:

	prior to 5 years —	0%
	After 5 years —	25%
	Each additional year —	5%
	After 20 years —	100%

For Mr. Wenner:

	prior to 5 years —	0%
	After 5 years —	50%
	Each additional year —	10%
	After 10 years —	100%
The following tables present information about the supplemental non-qualified retirement benefits for Mr. Diehl and Mr. Wenner.
PENSION BENEFITS

Present Value
		Number of Years	of	Payment
		Credited	Accumulated	During Last
Name	Plan Name	Service (#)	Benefit ($)	Fiscal Year ($)
Lance O. Diehl,	Non Qualified	5 3/4	114,831	-0-
President and Chief	Deferred
Executive Officer	Compensation
Plan
Edwin A. Wenner,	Non Qualified	5 3/4	244,175	-0-
Chief Operating Officer	Deferred
Compensation Plan
NON-QUALIFIED DEFERRED COMPENSATION

	Executive	Bank	Aggregate
	Contributions in	Contributions	Withdrawals/Distributions	Aggregate Balance at
Name	2008 ($) (1)	in 2008 ($)	($) (2)	December 31, 2008 ($)
Lance O. Diehl, President and Chief Executive Officer	0	$25,017	0	$114,831
Edwin A. Wenner, Chief Operating Officer	0	$52,517	0	$244,175

(1)	The supplemental non-qualified retirement plans do not allow executive contributions.

(2)	Messrs. Diehl and Wenner have not attained retirement; hence there were no withdrawals or distributions in 2008.
CERTAIN TRANSACTIONS AND RELATIONSHIPS
During 2008, some of the directors and executive officers of the Corporation, members of their immediate families and some of the companies with which they are associated, had banking transactions in the ordinary course of business with the bank and may be expected to have similar transactions in the future. These transactions are made on substantially the same terms including interest rates, collateral requirements, and repayment terms, as those prevailing at the time for comparable transactions with non affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.
AUDIT COMMITTEE REPORT
The Audit Committee is made up of the following directors: Willard H. Kile, Jr. (Chairman), Robert M. Brewington, Jr., Edward L. Campbell, Frank D. Gehrig, William F. Gittler, Jr., Mary Ann B. Naugle and Andrew B. Pruden. The Audit Committee met 4 times in 2008. The Audit Committee operates pursuant to a charter. The audit committee charter is available on our website at www.firstcolumbiabank.com.
Each member of the Audit Committee meets the independence standards contained in Rule 4200(a)(15) of the listing rules for The NASDAQ Stock Market. The Audit Committee membership currently does not include an individual who satisfies the literal and exact definition of a “financial expert”, as promulgated by the SEC. Our Board considers each member of the Audit Committee to be financially literate and several members have significant “financial” qualifications. These qualifications, in total, however, are not those specifically required by the SEC in order to qualify as a “financial expert”. The Board has reviewed the qualifications of the Audit Committee and is satisfied that the current membership is more than sufficiently qualified to carry out its responsibilities. In addition, the Audit Committee is independently empowered to engage consultants and experts should it feel necessary to do so to gain additional expertise on a given matter. The Board is continuing to review its composition and may look to add to its membership in the future an individual who satisfies the strict definition of a “financial expert”.
The Audit Committee, on behalf of the Board, oversees the Corporation’s financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements and the footnotes to these statements in the Corporation’s fiscal year 2008 Annual Report to Shareholders and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
The Corporation’s external auditors are responsible for expressing an opinion on the conformity of the Corporation’s audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the external auditors their judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed by the Audit Committee with the Corporation’s external auditors under generally accepted auditing standards. The Corporation’s external auditors have expressed the opinion that the Corporation’s audited financial statements conform to generally accepted accounting principles.
The Audit Committee discussed with the external auditors their independence from management and the Corporation, and received the written disclosures concerning the external auditors’ independence required by the Public Company Accounting Oversight Board to be made by the external auditors to the Corporation.
Over the past year, the Audit Committee discussed with the Corporation’s external auditors the overall scope and plans for their respective audits. The Audit Committee met with the external and internal auditors to discuss the results of their examinations, their evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008, to be filed with the Securities and Exchange Commission. The Audit Committee also selected J. H. Williams & Co., LLP, Certified Public Accountants, to serve as the Corporation’s external auditors for the year ending December 31, 2009.
     Submitted by the members of the Audit Committee:

Willard H. Kile, Jr., Chair
Robert M. Brewington, Jr.
Edward L. Campbell
Frank D. Gehrig
William F. Gittler, Jr.
Mary Ann B. Naugle
Andrew B. Pruden
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed J. H. Williams & Co., LLP, (JH Williams) certified public accountants, as the Corporation’s independent registered public accounting firm to audit the financial statements of the Corporation for the year ended December 31, 2008.
A member of JH Williams will be present at the annual meeting, and will have the opportunity to make a statement and be available to respond to appropriate questions by stockholders.
FEES PAID TO J. H. WILLIAMS & CO., LLP
Aggregate fees for professional services for the Corporation by JH Williams for the years ended December 31, 2008 and 2007 were:

($ in thousands)	2008	2007

Audit	104,900	71,300
Audit Related & Due Diligence	6,800	18,237
Tax	6,100	6,100
All Other	0	0

Total	$117,800	$95,637

Audit fees — Audit fees for 2008 and 2007 were $104,900 and $71,300, respectively, for the annual audit and quarterly reviews of the consolidated financial statements for services related to attestation reports required by statute or regulation and consents in respect of Securities and Exchange Commission filings.
Audit-related fees — Audit-related fees for 2008 and 2007 were $6,800 and $18,237 respectively, and are comprised of assurance and related services that are traditionally performed by the independent registered public accounting firm. These services include attest and agreed-upon procedures not required by statute or regulation, which address accounting, reporting and control matters with respect to the trust department and retail sales of non-deposit investment products of the bank. Due diligence regarding the merger with Columbia Financial Corporation accounted for the excess audit related fees for 2007.
Tax fees — Tax fees for 2008 and 2007 were each $6,100 for tax return compliance, tax advice and tax planning.
All other fees — The Corporation’s current policy restricts the use of JH Williams to audit, audit-related and tax services only.

AUDIT COMMITTEE PROCEDURES
The Corporation’s policy on the use of JH Williams’ services is not to engage its registered independent accounting firm for services other than audit, audit-related and tax services.
The terms and fees for the annual audit service engagement must be pre-approved by the Audit Committee. Additionally, all fees for audit, audit-related and tax services must be approved by the Audit Committee and any fees in excess of budgeted fees must also be specifically approved by the Audit Committee.
OTHER INFORMATION
THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU VOTE.
OTHER PROPOSED ACTION
The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with the directions of the Board of Directors.
STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING
Stockholder proposals for the 2010 Annual Meeting must be received by December 1, 2009 to be considered for inclusion in the Corporation’s 2010 Proxy Statement. Stockholder proposals for the 2010 Annual Meeting for which the proponents do not desire them to be included in the 2010 Proxy Statement must be received by February 14, 2010. Such proposals should be addressed to the Secretary.
CONSENT TO ELECTRONIC DELIVERY OF PROXY MATERIALS
Stockholders may access this Proxy Statement and our Annual Report on Form 10-K by the Internet at www.firstcolumbiabank.com by following the instructions outlined on that website.
For future annual meetings of stockholders, stockholders may consent to delivery of proxy materials, including the Notice of Internet Availability of Proxy Materials, by email rather than receiving them by mail. To receive proxy materials by email you will need access to a computer and an email account. To sign up for email delivery, when voting using the Internet at www.firstcolumbiabank.com, when prompted, indicate that you agree to receive proxy materials by email in future years.
Stockholders may revoke their request for email delivery at any time without charge by contacting our Corporate Secretary, CCFNB Bancorp, Inc., 232 East Street, Bloomsburg, PA 17815 or by telephone (570) 387 — 4662. If you hold your shares through a bank or brokerage firm or other nominee, you may choose email delivery by contacting your nominee.

☐	■
CCFNB BANCORP, INC.
PROXY
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 19, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
As an alternative to completing this form, you may vote by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.
    The undersigned hereby constitutes and appoints Elaine M. Edwards and Nancy L. Housenick and each and any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of CCFNB Bancorp, Inc. (the “Corporation”) that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at First Columbia Bank & Trust Co., 992 Central Road, Bloomsburg, PA 17815, on May 19, 2009 at 10:00 a.m. and at any adjournment or postponement thereof as follows:
(PLEASE DATE AND SIGN ON REVERSE SIDE)

■	14475 ■

ANNUAL MEETING OF STOCKHOLDERS OF
CCFNB BANCORP, INC.
May 19, 2009
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Annual Report on Form 10-K, Proxy Statement and Proxy Card
are available at http://www.amstock.com/ProxyServices/ViewMaterials.asp
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê  Please detach along perforated line and mail in the envelope provided.  ê

■ 20600000000000001000 1	051909

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. ELECTION OF CLASS 3 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT (See instructions below)

NOMINEES:
¡	Edward L. Campbell
¡	Robert W. Dillon
¡	Frank D. Gehrig
¡	Elwood R. Harding, Jr.
¡	Mary Ann B. Naugle
¡	Andrew B. Pruden

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the Class 3 Director nominees listed.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.
The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 30, 2009, and hereby revoke(s) all other proxies heretofore given by the undersigned in connection with this meeting.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN IF YOU ELECT TO ATTEND THE MEETING, GIVE WRITTEN NOTIFICATION TO THE SECRETARY OF CCFNB BANCORP, INC. AND VOTE IN PERSON.
Yes, I(we) plan to attend the Annual Meeting.
☐
Light refreshments will be served; however, lunch will not be provided.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■	■

ANNUAL MEETING OF STOCKHOLDERS OF
CCFNB BANCORP, INC.
May 19, 2009
PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Annual Report on Form
10-K, Proxy Statement and Proxy Card are available at http://www.amstock.com/ProxyServices/ViewMaterials.asp
ê  Please detach along perforated line and mail in the envelope provided. IF you are not voting via telephone or the Internet.  ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. ELECTION OF CLASS 3 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT (See instructions below)

NOMINEES:
¡	Edward L. Campbell
¡	Robert W. Dillon
¡	Frank D. Gehrig
¡	Elwood R. Harding, Jr.
¡	Mary Ann B. Naugle
¡	Andrew B. Pruden

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the Class 3 Director nominees listed.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.
The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 30, 2009, and hereby revoke(s) all other proxies heretofore given by the undersigned in connection with this meeting.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN IF YOU ELECT TO ATTEND THE MEETING, GIVE WRITTEN NOTIFICATION TO THE SECRETARY OF CCFNB BANCORP, INC. AND VOTE IN PERSON.
Yes, I(we) plan to attend the Annual Meeting.
☐
Light refreshments will be served; however, lunch will not be provided.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■	■

Important Notice of Availability of Proxy Materials for the Stockholder’s Meeting of
CCFNB BANCORP, INC.
To Be Held On:
May 19, 2009 at 10:00 A.M.
First Columbia Bank & Trust Co.
992 Central Road, The Former State Farm Building across from the Inn at Turkey Hill
Bloomsburg, Pennsylvania

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/12/09.
Please visit www.firstcolumbiabank.com, where the following materials are available for view via the American Stock Transfer link:
•	Notice of Annual Meeting of Stockholders

•	Proxy Statement

•	Form of Electronic Proxy Card

•	Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 866-668-8562

E-MAIL: info@amstock.com WEBSITE:

http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
- OR -
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
- OR -
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
- OR -
MAIL: You may request a proxy card by following the instructions above.

1. ELECTION OF CLASS 3 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

NOMINEES:	Edward L. Campbell Robert W. Dillon Frank D. Gehrig Elwood R. Harding, Jr. Mary Ann B. Naugle Andrew B. Pruden
Please note that you cannot use this notice to vote by mail.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.